EXECUTION ORIGINAL

EIGHTEENTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN, EQUIPMENT LINE OF CREDIT AND SECURITY AGREEMENT

THIS EIGHTEENTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN, EQUIPMENT LINE OF CREDIT AND SECURITY AGREEMENT (this “Agreement”) is entered into July 11, 2012 by and among AIR INDUSTRIES MACHINING, CORP. (as successor by merger with Gales Industries Acquisition Corp., Inc.), a corporation organized under the laws of the State of New York (“Air”), WELDING METALLURGY, INC.  (as successor by merger with WMS MERGER CORP.), a corporation organized under the laws of the State of New York (“WM”), NASSAU TOOL WORKS, INC. (formerly known as NTW Operating Inc.), a corporation organized under the laws of the State of New York (“Nassau” and collectively with Air and WM, the “Borrower”), AIR INDUSTRIES GROUP, INC. (f/k/a Gales Industries Incorporated), a corporation organized under the laws of the State of Delaware (“Air Group” and collectively with the Borrower, the “Obligor”), the financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and individually a “Lender”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for Lenders (PNC, in such capacity, the “Agent”).

RECITALS

Whereas, Borrower and PNC entered into a certain Revolving Credit, Term Loan, Equipment Line of Credit and Security Agreement dated November 30, 2005 (which has been, is being and may be further amended, replaced, restated, modified and/or extended, the “Loan Agreement”); and

Whereas, Borrower and PNC have agreed to modify the terms of the Loan Agreement as set forth in this Agreement.

Now, therefore, in consideration of PNC’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1)	ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to Borrower with respect to the Obligations is correct.

2)	MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(a) The following definition is hereby added to Section 1.2 of the Loan Agreement to read as follows:

“Eighteenth Amendment Closing Date” shall mean July 16, 2012.

3)
GUARANTOR’S RATIFICATION.  Air Group hereby reaffirms its continuing obligations under the terms of that certain Guaranty and Suretyship Agreement dated August 24, 2007 executed by Air Group (the “Guaranty”), and acknowledges that (i) it has read this Agreement, (ii) the Obligations under the Loan Agreement are secured by the Guaranty, and (iii) it makes such reaffirmation with full knowledge of the terms thereof.

4)
CONSENT TO REPAYMENT OF TAGLICH BROTHERS SUBORDINATED CREDIT FACILITY.  Notwithstanding anything to the contrary in the Loan Agreement and/or any Other Document, the Agent on behalf of the Lenders hereby consents and agrees to the Obligors repaying a portion of the Taglich Brothers Subordinated Credit Facility in an amount not to exceed $115,000.

5)	ACKNOWLEDGMENTS. Borrower acknowledges and represents that:

(A) the Loan Agreement and Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(B) to the best of its knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

EXECUTION ORIGINAL

(C) all representations and warranties of the Borrower contained herein, in the Loan Agreement and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(D) Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and

(E) this Agreement is a modification of an existing obligation and is not a novation.

6)
PRECONDITIONS.  As a precondition to the effectiveness of any of the modifications, consents, or waivers contained herein, the Borrower agrees to:

(A) provide the Agent with this Agreement, properly executed;

(B) provide the Agent with secretary’s certificates and resolutions from the Borrower and Guarantor, in form and substance acceptable to the Agent;

(C) pay all legal fees incurred by the Agent in entering into this Agreement to Wilentz, Goldman & Spitzer; and

(D) pay all other fees and costs incurred by the Lenders in entering into this Agreement.

7)
MISCELLANEOUS.  This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without reference to that state’s conflicts of law principles.  This Agreement, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof.  No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.  The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement, the Loan Agreement or the Other Documents.  This Agreement, the Loan Agreement and the Other Documents are intended to be consistent.  However, in the event of any inconsistencies among this Agreement, the Loan Agreement and/or any of the Other Documents, the terms of this Agreement, then the Loan Agreement, shall control.  This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts.  Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

8)
DEFINITIONS.  The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement.  The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in State of New York.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.
ATTEST:		AIR INDUSTRIES MACHINING, CORP.

By: /s/ Dario Peragallo		By: /s/ Peter Rettaliata
Name:	DARIO PERAGALLO	Name:	PETER RETTALIATA
Title:	Secretary	Title:	President

EXECUTION ORIGINAL

ATTEST:		WELDING METALLURGY, INC. (as successor
by merger with WMS Merger Corp.)

By: /s/ Dario Peragallo		By: /s/ Peter Rettaliata
Name:	DARIO PERAGALLO	Name:	PETER RETTALIATA
Title:	Secretary	Title:	President

ATTEST:		NASSAU TOOL WORKS, INC.
(formerly known as NTW Operating Inc.)

By: /s/ Dario Peragallo		By: /s/ Peter Rettaliata
Name:	DARIO PERAGALLO	Name:	PETER RETTALIATA
Title:	Secretary	Title:	President

ATTEST:		AIR INDUSTRIES GROUP, INC.
(f/k/a Gales Industries Incorporated)

By: /s/ Dario Peragallo		By: /s/ Peter Rettaliata
Name:	DARIO PERAGALLO	Name:	PETER RETTALIATA
Title:	Secretary	Title:	President

PNC BANK, NATIONAL ASSOCIATION
Lender and as Agent

By: /s/ Katherine M. Garland
		Name:	KATHERINE M. GARLAND
		Title:	Bank Officer